UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 28, 2010

Date of reporting period:                                                  February 28, 2010

1

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 22, 2010

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2010.

The Net Asset Value per share (“NAV”) of the Fund increased by 31.0% and the closing market price of the Fund (on the New York Stock Exchange) increased 41.5% for the year after giving effect for the reinvestment of income dividends and long term distributions. The closing market price of the Fund on February 28, 2010 was $8.13 representing a discount of 3.67% to the NAV of $8.44. The net assets of the Fund totaled $179,381,028 on February 28, 2010.

The Fund’s benchmark—the Russell/Nomura Small Cap™ Index—increased by 35.8% in United States (“U.S.”) dollar terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 30.0% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 47.5% in U.S. dollar terms for the year ended February 28, 2010. The Japanese yen (“Yen”) appreciated by 9.1% against the U.S. dollar during the year.

During the year ended February 28, 2010, the Fund underperformed the Russell/Nomura Small Cap™ Index by 4.8%.

The Portfolio

Equity holdings represented 99.0% of the Fund’s net assets at February 28, 2010. The Fund was diversified into 144 issues, of which 131 were TSE First Section stocks, three were TSE Second Section stocks, six were JASDAQ stocks and four were other smaller capitalization stocks, comprising 92.0%, 0.9%, 2.4% and 3.7%, respectively, of net assets on February 28, 2010.

Performance

In terms of the sector allocation strategy, the underweight positions in the Foods and Iron & Steel sectors produced the largest positive contributions, although sector returns were eroded by the underweight position in the Non-ferrous Metal sector and the Transportation Equipment sector. All together, the sector allocation strategy results were negative.

Stock attribution analysis shows that some holdings in the Electronics sector, such as Taiyo Yuden Co., Ltd. and Daishinku Corp., contributed to the relative performance. Fuyo General Lease Co., Ltd. in the Services sector also added significant value during the review period. Meanwhile, some defensive stocks such as Moshi Moshi Hotline, Inc. and Daibiru Corporation had a negative impact on the relative performance. Some regional bank stocks, The Musashino Bank, Ltd. especially, had a negative impact on the portfolio under pressure for new bank capital regulations. Therefore, the overall stock selection result was negative.

Market Review

The Russell/Nomura Small CapTM Index rose by 23.1% in local currency terms during the year ended February 2010. Meanwhile, the broad Japanese equity market (TOPIX) increased by 18.2% and underperformed smaller capitalization stocks. Within the Small Cap Index, the Value Sub-Index rose by 23.0% and slightly underperformed the Growth Sub-Index, which was up by 23.6%.
Japanese stock prices resumed their downturn from February to March in 2009 as most equity indices in Japan ended lower. A sharp rebound from the post bubble low in the middle of March failed to offset losses incurred earlier. Amid the weakening global economy, ailing financial institutions in Europe and the U.S. reminded investors of the dire conditions in the credit markets by announcing massive losses. Meanwhile, economic stimulus policies and measures to stabilize the financial system appeared to lag behind market participants’ expectations, which were seemingly heightened by the inauguration of President Obama and his administration in the United States. Quarterly earnings announcements revealed substantial losses from leading Japanese companies, which were larger than consensus estimates and further undermined market sentiment.
In the April-June quarter of 2009, the Japanese stock market produced a strong rebound. Industrial production levels for various industry categories have bounced back from their first quarter lows, and the excessively pessimistic outlook for the global economy appears to have improved. Fiscal year-end earnings reporting brought surprisingly solid guidance from firms within the economic sensitive sectors, helping to dismiss some of the more cautious market estimates.
Upward market momentum, which had been driving Japanese stock prices higher since March, faltered during the third quarter, ending with a correction in September. During this period, Japanese stock prices drifted in parallel with overseas markets, whereby investors developed a keen interest in economic data from the U.S., while a sharp correction in Chinese share prices led to selling pressure. On August 30, the general election victory for the Democratic Party of Japan (“DPJ”) ended half a century of almost unbroken rule by the Liberal Democratic Party. Nevertheless, the financial markets gave a muted response to the results, although investors had wanted to see an end to the parliamentary stalemate. Japanese stocks lagged behind other major markets again in September. Fears were rekindled about the negative impact of the Japanese yen’s appreciation on Japanese exporters, while there were also fresh concerns about further capital raising activity by major financial institutions.

In the fourth quarter, underlying sentiment was generally weak throughout October and November amid concerns that were unique to this market, such as the Japanese yen’s appreciation, a potential supply glut caused by new share offerings in the Financials sector and some corporate sectors, together with political and policy uncertainty under the new DPJ government. However, the market produced a strong turnaround in December, triggered by the Yen’s depreciation against the U.S. dollar following the Bank of Japan’s (“BOJ”) decision to implement fresh monetary easing measures, and also amid expectations of an improvement in U.S. macroeconomic conditions.

In January 2010, upward momentum continued initially, supported by a pull-back in the Yen’s recent appreciation and mounting expectations for improvements in corporate earnings. Broad gains among banking stocks also helped to lift the market. After approaching a four-month high, Japanese stocks then tumbled, as commodity prices declined and the dollar weakened again after President Obama proposed tough new restrictions on U.S. banks that curbed investors’ appetite for riskier assets. Stock markets were also shaken by fears that China’s fresh efforts to control the surge in credit growth could hamper the global economic recovery. As a result, the earlier optimistic consensus view of the macro economy and corporate earnings diminished somewhat. Given the heightened sensitivity to negative events, the market correction effectively cancelled out the initial gains. In February, the market became top-heavy mainly due to concerns relating to two overseas factors—the contagion from Greece’s fiscal deficit crisis and monetary tightening in the U.S. and China in preparation for a possible exit strategy.

Outlook and Future Strategy

Latest earnings results from the Japanese corporate sector covering the October-December period were robust. While revenues of TSE First Section listed companies (ex. Financials) declined by 7.9% compared to the same quarter of 2008, aggregate recurring profits expanded by 205.1%. Meanwhile, quarterly revenues bottomed out during the April-June period, suggesting that a steady recovery was underway. While these earnings results were mostly consistent with the Fund’s expectations, the Fund observed some notable improvements within the Automobiles and Electronics sectors. The Fund therefore confirmed that the huge efforts to improve cost structures, particularly in the manufacturing sectors, have been successful. The Fund still expects these sectors to drive earnings growth along with the recovery in global demand, while the recovery in domestic non-manufacturing sectors appears likely to lag behind given the weakness in domestic demand.

The Fund’s broad outlook is unchanged, as the Fund still expects to see a gradual recovery in the global economy, although a few risk factors have arisen recently—particularly credit issues within the European Union (“EU”) and monetary tightening policies in China. The Fund does not expect these issues to undermine the overall economic conditions and sustains its forecast of a stable global economic recovery. The Fund expects the credit problems afflicting some euro-zone countries to be resolved within the EU. There seems to be a consensus forming among the large EU member states to support these economies to limit the extent of the disturbance, although the Fund expects a slow economic recovery across the region. Meanwhile, a slump in the value of the Euro against the U.S. dollar and Yen could continue for a while, which is unfavorable to Japanese exporters.

China’s second consecutive monthly increase in deposit interest rates seems necessary for managing inflationary expectations there. While excessive investment should be suppressed by the policy tightening, domestic consumption and export growth should continue to support the robust economic growth in China. Inflationary conditions also prevail in other emerging countries, while their economies are generally sound. Interest rate increases in these areas could boost their currencies relative to the Yen, which should benefit Japanese exporters. Meanwhile, U.S.

economic figures suggest that it is undergoing a gradual recovery, although the Fund does not expect a quick rebound in the world’s largest economy to the levels seen during the 2006-2007 credit boom.

Stock valuations of Japanese small capitalization stocks have remained at low levels. The current P/B ratio is around 0.9 compared with Japan’s overall market P/B ratio of 1.3, which should help to limit the downside. The aggregate forward P/E ratio (Russell/Nomura Small CapTM Index ex. Financials) is around 17 for FY2010. While these P/E valuations are not appealing in terms of global comparisons in the current economic environment, Japanese manufacturing companies are able to drive the overall earnings growth rate further. Given their improved earnings capacity resulting from recent business restructuring, manufacturers could provide some upside potential for share prices when improvements in global economic conditions start to accelerate.

Despite the subdued outlook for the Japanese small capitalization market, there are still many stocks with attractive valuations and the Fund is actively seeking these out. Since the Fund believes the small capitalization market will be more sensitive to government policies given that it is less exposed to the global economy, the Fund will carefully monitor the influence of the DPJ’s policies in its stock selection strategy.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara
Shigeru Shinohara
President

BENCHMARK

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. Currently, there are 1,149 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION

In November 2009, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—FEBRUARY 28, 2010

KEY STATISTICS
Net Assets	$179,381,028
Net Asset Value per Share	$8.44
Closing NYSE Market Price	$8.13
Percentage Change in Net Asset Value per Share*†	31.0%
Percentage Change in NYSE Market Price*†	41.5%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	23.1%	35.8%
TOPIX	18.2%	30.0%
Nikkei Average	33.8%	47.5%
*From March 1, 2009 through February 28, 2010.
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	92.0%
TSE Second Section Stocks	0.9
JASDAQ Stocks	2.4
Other Smaller Capitalization Stocks	3.7
Cash and Cash Equivalents	0.8
Total Investments	99.8
Other Assets in Excess of Liabilities, Net	0.2
Net Assets	100.0%

INDUSTRY DIVERSIFICATION	% of Net Assets		% of Net Assets
Services	15.9	Transportation	4.4
Chemicals and Pharmaceuticals	11.2	Food Manufacturing	4.3
Miscellaneous Manufacturing	10.0	Information and Software	3.7
Electronics	9.3	Iron and Steel	3.1
Banks and Finance	8.9	Telecommunications	3.0
Retail	6.6	Wholesale	1.0
Real Estate and Warehouse	5.7	Textiles and Apparel	0.5
Machinery and Machine Tools	5.6	Restaurants	0.5
Automotive Equipment and Parts	4.8	Oil and Gas	0.5

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
	Market	% of
Security	Value	Net Assets
Fuyo General Lease Co., Ltd.	$4,978,629	2.8
Daicel Chemical Industries, Ltd.	3,616,207	2.0
Kintetsu World Express Inc.	3,467,686	1.9
Hitachi Chemical Company, Ltd.	3,232,369	1.8
DeNa Co., Ltd.	3,191,784	1.8
Daibiru Corporation	2,979,594	1.7
Yaskawa Electric Corporation	2,970,760	1.7
Taijo Yuden Co., Ltd.	2,932,448	1.6
The Musashino Bank, Ltd.	2,726,111	1.5
Lintec Corporation	2,685,842	1.5

JAPAN SMALLER CAPITALIZATION FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2010, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets, for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 22, 2010

SCHEDULE OF INVESTMENTS*

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co., Ltd.	183,000	$1,963,446	$1,209,015	0.7
Valves and mechanical seals
Exedy Corporation	74,600	892,679	1,667,480	0.9
Drivetrain products
Hino Motors, Ltd.	321,000	941,453	1,195,847	0.7
Diesel buses and trucks
Keihin Corporation	119,300	1,625,586	2,085,232	1.2
Automotive and machinery parts
Koito Manufacturing Co., Ltd.	53,000	523,148	667,496	0.3
Lighting equipments

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Musashi Seimitsu Industry Co., Ltd.	37,400	$419,046	$711,800	0.4
Ball joints, camshafts, and gears
Nissin Kogyo Co., Ltd.	54,200	637,012	814,373	0.5
Brake systems
Nittan Valve Co., Ltd.	5,400	57,340	14,161	0.0
Engine valves
U-Shin, Ltd.	33,800	175,739	225,207	0.1
Key sets and door locks
Total Automotive Equipment and Parts		7,235,449	8,590,611	4.8

Banks and Finance
The Aichi Bank, Ltd.	27,500	2,558,514	2,027,293	1.1
General banking services
The Bank of Iwate, Ltd.	29,000	1,682,057	1,641,756	0.9
General banking services
The Hachijuni Bank, Ltd.	260,000	1,591,353	1,445,582	0.8
General banking services
Iwai Securities Co., Ltd.	137,700	3,073,215	812,097	0.5
Financial services
Kabu.com Securities Co., Ltd.	811	948,383	813,282	0.5
Online brokerage
The Keiyo Bank, Ltd.	379,000	1,835,209	1,800,090	1.0
General banking services
Matsui Securities Co., Ltd.	81,600	671,010	547,367	0.3
Online brokerage
The Mie Bank, Ltd.	499,000	2,299,483	1,319,809	0.7
General banking services
Monex Group Inc.	1,423	610,838	680,670	0.4
Online brokerage
The Musashino Bank, Ltd.	96,500	3,536,499	2,726,111	1.5
Regional bank
The San-in Godo Bank, Ltd.	268,000	2,302,964	2,123,489	1.2
General banking services
Total Banks and Finance		21,109,525	15,937,546	8.9

Chemicals and Pharmaceuticals
Adeka Corporation	212,300	2,012,697	1,976,051	1.1
Resin products
Daicel Chemical Industries, Ltd.	540,000	2,546,690	3,616,207	2.0
Organic/inorganic chemicals
Daiso Co., Ltd.	140,000	375,983	359,257	0.2
Caustic soda
Hitachi Chemical Company, Ltd.	157,800	2,959,882	3,232,369	1.8
Semiconductor materials

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Koatsu Gas Kogyo Co., Ltd.	198,000	$1,118,273	$1,143,208	0.6
High-pressured gases and chemicals
Kobayashi Pharmaceutical Co., Ltd.	14,400	627,750	587,507	0.3
Pharmaceuticals and medical equipment
Lintec Corporation	142,300	2,463,372	2,685,842	1.5
Adhesive products
Miraca Holdings Inc.	64,400	1,690,996	1,949,758	1.1
Medical drugs and equipment
Nippon Shokubai Co., Ltd.	102,000	779,031	883,962	0.5
Synthetic resins
Rohto Pharmaceutical Co., Ltd.	214,000	2,427,766	2,485,627	1.4
Pharmaceuticals manufacturer
Sawai Pharmaceutical Co., Ltd.	10,900	718,902	749,567	0.4
Prescription and generic drugs
Torii Pharmaceutical Co., Ltd.	18,200	343,187	359,698	0.3
Pharmaceuticals
Total Chemicals and Pharmaceuticals		18,064,529	20,029,053	11.2

Electronics
Daishinku Corp.	133,000	447,638	598,762	0.3
Monolithic crystal filters
Fuji Electric Holdings Co., Ltd.	407,000	628,808	952,797	0.5
Machinery and electronic devices
Fuji Machine Mfg. Co., Ltd.	115,200	1,640,376	1,860,574	1.0
Automated assembly machines
Fujitsu General Limited	104,000	432,673	428,407	0.2
Air conditioners
Hamamatsu Photonics K.K.	62,100	1,712,839	1,515,981	0.9
Semiconductors
Hitachi Cable, Ltd.	69,000	218,898	177,062	0.2
Cable and electronic equipment
Sanshin Electronics Co., Ltd.	225,300	2,575,850	1,749,657	1.0
Semiconductors
Shinko Electric Industries Co., Ltd.	125,200	1,531,668	1,814,942	1.0
Semiconductor packages
Taiyo Yuden Co., Ltd.	212,000	1,504,018	2,932,448	1.6
Electronic components
Tomen Devices Corporation	54,600	1,135,144	1,044,682	0.6
Semiconductors
Toshiba Tec Corporation	158,000	470,535	613,506	0.3
Electronic equipment
Yaskawa Electric Corporation	376,000	2,401,157	2,970,760	1.7
Servomotors and industrial robots
Total Electronics		14,699,604	16,659,578	9.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Food Manufacturing
Doutor Nichires Holdings Co., Ltd.	30,800	$596,734	$393,796	0.2
Coffee and restaurant chain
Fuji Oil Co., Ltd.	102,500	1,274,156	1,597,777	0.9
Palm oil and coconut oil
Hokuto Corporation	22,600	490,772	476,927	0.2
Mushrooms
J-Oil Mills, Inc.	186,000	704,546	584,063	0.2
Cooking oil
Meiji Holdings Co., Ltd.+	13,300	510,619	534,395	0.3
Confectionery
Mitsui Sugar Co., Ltd.	95,000	364,177	356,050	0.2
Sugar and related products
Morinaga Milk Industry Co., Ltd.	199,000	794,318	828,700	0.5
Dairy products
Nichirei Corporation	265,000	1,065,680	1,020,034	0.6
Frozen foods, ice, and meat products
Nippon Flour Mills Co., Ltd.	264,000	1,194,895	1,360,855	0.8
Flour
Warabeya Nichiyo Co., Ltd.	51,000	648,251	626,235	0.4
Prepared boxed lunches
Total Food Manufacturing		7,644,148	7,778,832	4.3

Information and Software
IT Holdings Corporation	59,600	703,301	666,098	0.4
Network solutions
Itochu Techno-Solutions Corporation	23,700	657,595	754,879	0.4
Computer network systems developer
Kakaku.com, Inc.	221	822,909	865,594	0.5
Price comparison and product information
NSD Co., Ltd.	87,600	902,058	986,917	0.6
Computer software development
Opt, Inc.	156	216,221	212,448	0.1
Internet advertising services
Otsuka Corporation	20,900	1,094,361	1,286,697	0.7
Computer information system developer
Sato Corporation	64,300	589,726	793,890	0.4
Automation recognition systems
Zappallas, Inc.	693	1,280,096	1,022,536	0.6
Mobile phones internet content
Total Information and Software		6,266,267	6,589,059	3.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Iron and Steel
Daido Steel Co., Ltd.	130,000	$417,534	$512,099	0.3
Specialty steel products
Hanwa Co., Ltd.	551,000	2,246,414	2,189,116	1.2
Steel imports/exports
Maruichi Steel Tube Ltd.	27,100	503,234	537,120	0.3
Welded steel pipes
Neturen Co., Ltd.	268,700	2,414,450	1,599,801	0.9
Induction hardening equipment
Nisshin Steel Co., Ltd.	378,000	788,261	697,715	0.4
Hot/cold rolled steel
Total Iron and Steel		6,369,893	5,535,851	3.1

Machinery and Machine Tools
Kato Works Co., Ltd.	288,000	1,021,473	489,454	0.2
Construction and industrial machinery
Mimasu Semiconductor Industry Co., Ltd.	154,300	1,692,260	1,868,619	1.0
Silicon and gallium
Misumi Group Inc.	125,100	1,917,337	2,324,593	1.3
Precision machinery parts
Modec, Inc.	91,200	1,667,063	1,625,895	0.9
Extraction machinery for marine use
O-M Ltd.	276,000	1,384,822	1,006,460	0.6
Automatic packaging equipment
Taiho Kogyo Co., Ltd.	173,600	2,034,521	1,168,405	0.7
Metal forgings
Trusco Nakayama Corporation	53,300	748,430	802,050	0.5
Industrial machinery
Yuken Kogyo Co., Ltd.	483,000	1,758,317	674,080	0.4
Hydraulic equipment
Total Machinery and Machine Tools		12,224,223	9,959,556	5.6

Miscellaneous Manufacturing
Daio Paper Corporation	60,000	487,957	480,135	0.3
Paper, pulp, and paperboard
Fujimi Incorporated	37,900	712,545	641,122	0.4
Silicon wafer polishing materials
Furuno Electric Co., Ltd.	114,600	1,523,527	508,187	0.3
Marine equipment
Hokuetsu Kishu Paper Mills, Ltd.	141,500	839,439	691,176	0.3
Paper and pulp products
Horiba, Ltd.	61,700	1,433,883	1,663,157	0.9
Measuring instruments and analyzers

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Japan Digital Laboratory Co., Ltd.	93,500	$1,150,816	$1,003,928	0.6
Computers for accounting and financial use
Kansai Paint Co., Ltd.	328,000	1,978,092	2,657,963	1.5
Paint
Kitz Corporation	33,000	93,011	171,221	0.1
Industrial valves
Kokuyo Co., Ltd.	67,600	576,713	512,801	0.3
Stationary goods and office furniture
Mani, Inc.	6,600	210,700	246,618	0.1
Medical goods and equipment
Mitsui Mining & Smelting Co., Ltd.	313,000	777,900	859,561	0.5
Non-ferrous metals
Nihon Dempa Kogyo Co., Ltd.	28,400	576,756	597,407	0.3
Quartz crystals
Nihon Kohden Corporation	136,500	2,000,240	2,362,825	1.3
Medical equipment
Nitta Corporation	104,100	1,523,523	1,532,502	0.9
Processed rubber products
Sumitomo Forestry Co., Ltd.	123,200	890,325	955,372	0.5
Lumber and wood-related construction material
Toyo Tanso Co., Ltd.	8,600	597,100	445,729	0.2
Carbon and graphite
The Yokohama Rubber Company Limited	607,000	2,498,161	2,609,724	1.5
Rubber products
Total Miscellaneous Manufacturing		17,870,688	17,939,428	10.0

Oil and Gas
Tokai Carbon Co., Ltd.	180,000	776,568	974,451	0.5
Industrial products

Real Estate and Warehouse
Daibiru Corporation	371,300	3,666,539	2,979,594	1.7
Leases office buildings, apartments and hotels
Goldcrest Co., Ltd.	49,670	1,443,010	1,414,351	0.8
Real estate management services
The Sankei Building Co., Ltd.	86,500	551,102	560,765	0.3
Leases office buildings and store spaces
Sekisui Chemical Co., Ltd.	296,000	1,946,381	1,958,897	1.1
Prefabricated residential housing
Sumitomo Real Estate Sales Co., Ltd.	48,160	1,804,487	2,089,553	1.2
Brokerage services
TOC Co., Ltd.	304,500	1,158,966	1,124,096	0.6
Commercial building leasing
Total Real Estate and Warehouse		10,570,485	10,127,256	5.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Restaurants
Hiday Hidaka Corp.	84,400	$768,835	$929,017	0.5
Chinese restaurant chain

Retail
Askul Corporation	54,100	1,064,105	988,840	0.6
Office equipment
Canon Marketing Japan Inc.	22,100	357,152	293,257	0.2
Canon products distributor
Don Quijote Co., Ltd.	45,200	1,109,788	1,144,626	0.6
Discount stores
Felissimo Corporation	81,600	1,865,742	1,084,633	0.6
Catalog shopping
H20 Retailing Corporation	84,000	505,918	557,794	0.2
Railway terminal department stores
Komeri Co., Ltd.	15,600	412,840	422,438	0.2
Home center chain
Kose Corporation	34,400	740,251	747,237	0.4
Cosmetics
Ministop Co., Ltd.	43,500	667,525	503,298	0.3
Convenience stores
Otsuka Kagu, Ltd.	57,700	439,078	493,551	0.3
Furniture and interior décor
Parco Co., Ltd.	56,600	483,272	444,009	0.3
Shopping centers
Shimachu Co., Ltd.	103,200	2,432,871	2,180,151	1.2
Furniture store chain
Sundrug Co., Ltd.	23,200	554,511	562,440	0.3
Drug store chain
Xebio Co., Ltd.	108,400	2,181,451	2,082,598	1.2
Sporting goods
Yaoko Co., Ltd.	15,000	422,599	452,448	0.2
Supermarkets
Total Retail		13,237,103	11,957,320	6.6

Services
Asahi Net, Inc.	135,000	423,800	426,956	0.2
Internet access
Benefit One Inc.	759	598,927	616,768	0.3
Benefit programs
Daiseki Co., Ltd.	99,000	2,058,615	1,944,344	1.1
Waste disposal
DeNa Co., Ltd.	411	2,070,976	3,191,784	1.8
Auction and shopping web sites operator

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Fuyo General Lease Co., Ltd.	178,800	$4,034,178	$4,978,629	2.8
Machinery leasing
GMO Internet, Inc.	337,100	1,532,059	1,267,208	0.7
Server rental and internet domain name registration
H.I.S. Co., Ltd.	22,000	429,095	395,926	0.2
Travel agency
Kinden Corporation	73,000	615,371	642,499	0.4
Maintains communications and electrical facilties
Kyoritsu Maintenance Co., Ltd.	53,800	967,779	783,536	0.4
Student dormitories
Moshi Moshi Hotline, Inc.	42,700	864,238	853,519	0.5
Marketing
NEC Networks & System Integration Corporation	158,000	1,954,139	1,872,527	1.0
Communication systems
Nippo Corporation	173,000	1,256,534	1,362,971	0.8
Heavy construction
Nissay Dowa General Insurance Co., Ltd.	516,000	2,479,683	2,514,665	1.4
Automobile, fire, accident, and marine insurance
Park24 Co., Ltd.	116,100	1,227,792	1,207,388	0.7
Parking garages
Rakuten, Inc.	2,291	1,364,205	1,766,275	1.0
Manages consumer websites
Ricoh Leasing Company, Ltd.	39,600	780,648	908,326	0.5
Office automation equipment leasing
Sho-Bond Holdings Co., Ltd.	13,900	258,257	268,457	0.2
Heavy construction
Taihei Dengyo Kaisha, Ltd.	160,000	1,300,848	1,455,037	0.8
Chemical plant engineering
Yahoo Japan Corporation	5,480	2,073,490	2,050,760	1.1
Internet
Total Services		26,290,634	28,507,575	15.9

Telecommunications
Daimei Telecom Engineering Corp.	133,100	1,268,806	952,747	0.5
Wire installations and related works
Hitachi Kokusai Electric Inc.	195,000	1,459,597	1,808,441	1.0
Wireless communication equipment
MTI Ltd.	622	1,185,132	1,241,200	0.7
Cellular services
Toei Company, Ltd.	271,000	1,311,235	1,381,688	0.8
Movies, tv programs, and video software
Total Telecommunications		5,224,770	5,384,076	3.0

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—Continued

FEBRUARY 28, 2010

	Shares	Cost	Market Value	% of Net Assets

Textiles and Apparel
ABC-Mart, Inc.	24,300	$795,588	$802,707	0.4
Shoes
Workman Co., Ltd.	11,700	205,663	150,118	0.1
Uniforms
Total Textiles and Apparel		1,001,251	952,825	0.5

Transportation
Alps Logistics Co., Ltd.	106,900	1,170,521	1,010,647	0.6
Trucking
Kintetsu World Express Inc.	133,900	3,060,254	3,467,686	1.9
Distribution services
Seino Holdings Co., Ltd.	248,000	1,457,038	1,750,096	1.0
Comprehensive services
Senko Co., Ltd.	474,000	1,658,462	1,643,129	0.9
Trucking and warehousing
Total Transportation		7,346,275	7,871,558	4.4

Wholesale
Hitachi High-Technologies Corporation	88,700	1,672,057	1,815,929	1.0
Electronic components

TOTAL INVESTMENTS IN EQUITY SECURITIES		$178,372,304	$177,539,521	99.0
	Principal Amount
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank- Tokyo
Non- interest bearing account	JPY 135,842,089	$1,525,572	$1,528,892	0.8
TOTAL INVESTMENTS IN FOREIGN CURRENCY		1,525,572	1,528,892	0.8

TOTAL INVESTMENTS		$179,897,876	$179,068,413	99.8

OTHER ASSETS LESS LIABILITIES, NET			312,615	0.2

NET ASSETS			$179,381,028	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†	Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2010.

Japanese Yen               JPY               ¥    88.850 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2010

ASSETS:
Investments in securities, at market value (cost - $178,372,304)	$177,539,521
Investments in foreign currency, at market value (cost - $1,525,572)	1,528,892
Receivable for investments sold	3,955,940
Receivable for dividends and interest, net of withholding taxes	213,664
Prepaid expenses	27,386
Cash and cash equivalents	297,780
Total Assets	183,563,183

LIABILITIES:
Payable for investments purchased	3,849,589
Accrued management fee	137,581
Other accrued expenses	194,985
Total Liabilities	4,182,155

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding,
authorized 100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,112,504
Accumulated net realized loss on investments and foreign currency transactions	(57,978,983)
Unrealized net depreciation on investments and foreign currency transactions	(826,858)
Distribution in excess of net investment income	(49,852)
Net Assets	$179,381,028

Net asset value per share	$8.44

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2010

INCOME:
Dividend income (less $ 213,720 withholding taxes)	$2,878,325
Interest income	102

Total Income		$2,878,427

EXPENSES:
Management fees	1,679,671
Custodian fees	257,000
Legal fees	206,875
Auditing and tax reporting fees	99,425
Directors' fees and expenses	80,230
Annual meeting expenses	65,120
Shareholder reports	49,100
Registration fees	25,550
Transfer agency fees	11,140
Miscellaneous fees	9,965
Insurance	2,075

Total Expenses		2,486,151

INVESTMENT INCOME - NET		392,276

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(11,754,754)
Net realized gain on foreign currency transactions		82,497
Net realized loss on investments and foreign currency transactions		(11,672,257)
Change in net unrealized appreciation on translation of
foreign currency and other assets and liabilities denominated in
foreign currency		3,459,241
Change in net unrealized appreciation on investments		50,472,349
Net realized and unrealized gain on investments and
foreign exchange		42,259,333

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$42,651,609

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28,

	2010	2009
FROM INVESTMENT ACTIVITIES:
Net investment income	$392,276	$921,648
Net realized loss on investments	(11,754,754)	(31,999,764)
Net realized gain on foreign currency transactions	82,497	176,441
Change in net unrealized appreciation (depreciation) on investments
and foreign currency transactions	53,931,590	(29,741,461)
Increase (decrease) in net assets derived from investment activities	42,651,609	(60,643,136)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.0532 and $0.114 per shares, respectively)	(1,130,083)	(2,421,607)
Decrease in net assets	(1,130,083)	(2,421,607)

NET ASSETS:
Beginning of year	137,859,502	200,924,245
End of year (including distributions in excess net investment income
of ($49,852) and ($163,507), respectively)	$179,381,028	$137,859,502

See notes to financial statements

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 2010

1.  Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

In June 2009, the Financial Accounting Standards Board, (“FASB”) issued, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. The standard identifies the FASB Accounting Standards Codification as the source of authoritative GAAP and reporting standards applicable for all non-governmental entities with the exception of guidance issued by the Securities and Exchange Commission (“SEC”) and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The standard supersedes the existing non-SEC accounting and reporting standards. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts. The Fund adopted the standard for the year ended February 28, 2010. The adoption will be limited to disclosure in the financial statements and the manner in which the Fund refers to GAAP.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses re-

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

sulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 28, 2010 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2010, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/11) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more- likely-than-not” of being sustained by the applicable tax authority. As of and during the year ended February 28, 2010, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.

At February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other loss deferrals		$(57,871,326)
Unrealized depreciation on investments
	$	(984,367)
Total accumulated deficit		$(58,855,693)

The tax character of distributions paid during the fiscal years ended February 28, 2010 and February 28, 2009 were as follows:

	February-10	February-09
Ordinary Income	$1,130,083	$2,421,607
Capital Gains	$0	$0

In accordance with U.S. Treasury regulations, the Fund has elected to defer $10,835 of PFIC losses, $22,506 of net currency losses and $1,609,286 of net realized capital losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on March 1, 2010. The Fund has a capital loss carryfoward as of February 28, 2010 of $56,228,699, of which $8,728,309 expires on February 29, 2016 and $28,098,516 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018.

(e) Capital Account Reclassification — For the year ended February 28, 2010, the Fund’s accumulated net investment loss was decreased by $851,462, the accumulated net realized loss was increased by $427,823, and the paid in capital was decreased by $423,639. These differences were primarily due to the result of the reclassification of foreign currency gains, the tax treatment of passive foreign investment companies, and taxable overdistributions.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,679,671 for the year ended February 28, 2010. Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $784,255 for the year ended February 28, 2010, from the manager, not the Fund. At February 28, 2010, the fee payable to the Manager, by the Fund, was $137,581.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 28, 2010. As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional an-

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

nual fee of $5,000. The chair of the Audit Committee, presently Mr. Chemidlin, receives a fee of $1,000 for attendance at any meeting of the Audit Committee held with the Independent Accountants of the Fund. Such fees and expenses for unaffiliated Directors aggregated $80,230 for the year ended February 28, 2010.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2010 were $110,966,400 and $112,978,276, respectively.

As of February 28, 2010, net unrealized depreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $990,292, of which $16,145,489 related to appreciated securities and $17,135,781 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $1,525,572, at February 28, 2010 for Federal income tax purposes was $178,529,813.

4. Rights Offering

The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

JAPAN SMALLER CAPTIALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

●`Level 1—quoted prices in active markets for identical investments

●`Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●`Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2010.

Level	Investments in Securities	Financial Instruments

Level 1
Equity Securities*	$177,539,521	$-0-
Foreign Currency .	1,528,892	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$179,068,413	$-0-

* Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the year ended February 28, 2010, the Fund did not hold any instruments which used significant unobservable inputs (level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Year Ended
	February 28,		February 29,	February 28,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$6.49	$9.46	$11.80	$15.24	$11.59
Net investment income (loss)@	0.02	0.04	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.99	(2.90)	(2.33)	(1.75)	4.14
Total from investment operations	2.01	(2.86)	(2.34)	(1.78)	4.09
Distributions from net investment income	(0.06)	(0.11)	--	--	--
Distributions from net capital gains	--	-	--	(1.66)	--
Fund Share Transactions:	--	-	--	--	(0.22)
Dilutive effect of Rights Offering*
Offering costs charged to paid-in capital in excess of par	--	--	--	--	(0.22)

Total Fund share transactions	--	--	--	--	(0.44)

Net asset value, end of year	$8.44	$6.49	$9.46	$11.80	$15.24

Market value, end of year	$8.13	$5.79	$8.97	$12.98	$15.75
Total investment return†	41.5%	(34.4%)	(30.9%)	(6.4%)	29.1%
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$179,381	$137,860	$200,924	$250,604	$322,025
Operating expenses	1.46%	1.42%	1.31%	1.32%	1.32%
Net investment income	0.23%	0.52%	(0.08%)	(0.19%)	(0.37%)
Portfolio turnover	66%	76%	51%	86%	81%

†   Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

@ Based on average shares outstanding.

*  Decrease is due to the Rights Offering (see note 4).

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2009 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on November 12, 2009. The purpose of the meeting was (1) to elect two Class III Directors to serve for a term to expire in 2012; (2) to amend the fundamental investment restrictions of the Fund to permit the Fund to acquire investments in other investment companies to the extent permitted by applicable law; and (3) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Rodney A. Buck and David B. Chemidlin received a majority of the votes cast for the election of a director. Accordingly, they were elected to serve until 2012 and until their successors are elected and qualified. The Fund did not receive sufficient votes for Proposal 2 to amend the fundamental investment restrictions.  The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund’s Class III Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Oustanding Shares
Rodney A. Buck	15,980,689	75.23	1,083,242	5.10
David B. Chemidlin	15,975,937	75.21	1,087,994	5.12

2. Amendment of a fundamental investment restriction:

Shares Voted For	% of Outstanding Shares	Shares Voted Against	% of Outstanding Shares	Shares Voted Abstain	% of Oustanding Shares

8,144,986	38.34	1,026,115	4.83	126,660	0.6

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen**	Other Public Directorships Held by the Director
Shigeru Shinohara (48)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director	President and Director Since June 2007
President of Nomura Asset Management U.S.A. Inc. ("NAM-USA") and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies  Co., Ltd.
				2 registered investment companies consisting of 2 portfolios	None

*      Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with Nomura Asset Management Co., Ltd. (“NAM”) and its affiliates. Mr. Shinohara is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

**   In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc

JAPAN SMALLER CAPITALIZATION FUND, INC.

INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning each of the Fund’s directors who are not “interested persons” of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

William G. Barker, Jr. (77) 111 Parsonage Road Greenwich, Connecticut 06830	Class I Director	Director since 1993	Retired. Mr. Barker’s professional career included serving for almost two decades as a senior financial officer in the national broadcast television industry.	2 registered investment companies consisting of 2 portfolios	None

Rodney A. Buck (62) 1857 West County Road Calais, VT 05648	Class III Director	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (53) 67 Glen Eagle Drive Watchung, NJ 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

Chor Weng Tan (74) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990	Retired. Mr Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*  In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee and standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Each Committee operates under a charter. The Charters of each of the Audit Committee and Nominating Committee were revised and approved on February 18, 2010. The Charter of the Governance and Compliance Committee was approved on February 18, 2010. Currently, Messrs. Barker, Buck, Chemidlin, and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

During the fiscal year ended February 28, 2010, the Board of Directors held eight meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. The Governance and Compliance Committee was established on February 18, 2010 and did not meet during the fiscal year. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Shigeru Shinohara (48)	President and Class II Director	President since 2007
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.

Kenneth L. Munt (63)	Vice President	Vice President since 2001	Managing Director and Secretary of NAM-U.S.A. since 1999.

Hiroyuki Nakano (40)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of NAM-U.S.A. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (41)	Treasurer	Treasurer since 2002	Senior Vice President of NAM-U.S.A. since 2007; Vice President of NAM-U.S.A. from 2001 to 2007.

Neil Daniele (49)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Managing Director of NAM-U.S.A. since 2005, and Chief Compliance Officer of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Global Alpha LLC (since 2008), Nomura Corporate Research and Asset Management Inc. (since 2009) and Nomura Funds Research and Technologies America, Inc. (since 2009); Senior Vice President of NAM-USA from 2002 to 2007.

*    The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**  Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (‘‘NAV’’). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for their fiscal year ended February 28, 2010 is $213,720. The foreign source income for information reporting purposes is $3,092,045.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2011.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 029403078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2009, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC. TWO WORLD FINANCIAL CENTER, BUILDING B NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the  Report.

JAPAN
Smaller Capitalization
Fund, Inc.

ANNUAL REPORT

FEBRUARY 28, 2010

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 28, 2010, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 28, 2010 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $74,500 and $74,500 for each of the fiscal years ended 2/28/10 and 2/28/09, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $10,000 and $8,000 for the fiscal years ended 2/28/10 and 2/28/09, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/10 and 2/28/09 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/10 and 2/28/09, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $ 11,400 and $11,950 for the fiscal years ended 2/28/10 and 2/28/09, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/10 and 2/28/09, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/10 and 2/28/09, respectively, that required pre-approval by the Audit Committee.

3

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $ 2.9 million and $4.8 million for the fiscal years ended 3/31/09 and 3/31/08, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin, and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/28/10 are included in the report to shareholders filed under Item 1 of this Form.

4

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors’ general oversight.  The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose.  The Policy and Process is set forth below.

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

NOMURA ASSET MANAGEMENT CO., LTD.
NOMURA ASSET MANAGEMENT U.S.A. INC.
NOMURA ASSET MANAGEMENT U.K. LIMITED
NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
NOMURA ASSET MANAGEMENT HONG KONG LIMITED

May 2009

5

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”.  The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset.  We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we do so in the belief that they are a sound investment. We will not acquire equity securities simply to obtain control of or influence over an issuer.
*
(Nomura Asset Management U.S.A. Inc., Nomura Asset Management U.K. Limited, Nomura Asset Management Singapore Limited, Nomura Asset Management Malaysia Sdn. Bhd., Nomura Islamic Asset Management Sdn. Bhd., Nomura Asset Management Hong Kong Limited)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below.  Where we believe that a specific agenda item is not in the interests of shareholders, NOMURA ASSET MANAGEMENT shall decide either to vote against or to abstain from voting on the item. Proxy voting Guidelines are applied in cases:

(1)
Where it is found that the company has violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).
(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance and poor investment returns, and where we consider the management’s efforts for improvement to be inadequate.
(5)	Where the company accumulates a large amount of financial assets, which are neither used effectively nor distributed to shareholders adequately.
(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.
(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.
(8)	Shareholder proposals.
(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes in favor of candidates for the Board of Directors that are nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such an auditor.

It is desirable to ensure that the outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in antisocial activities, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②	Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Restructuring

①	Mergers, acquisitions and other corporate restructurings

NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on our clients.

②	Anti-takeover measures

NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

However, we may vote for proposals, based on individual analysis and on a case-by-case basis, only when we have clearly determined that they are primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment returns. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.       Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

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Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.
For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial the company’s corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies.  We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are ideal forms of corporate governance to serve long-term shareholders’ interests:

①	The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.
②	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executives’ compensation is well balanced with long-term investment return reflecting improved shareholders’ value and appropriate management incentives.
⑤	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.
We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.
NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of February 28, 2010, Takeshi Ebihara is the Registrant's portfolio manager (the "Portfolio Manager") and has served as such since April 2004. The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of February 28, 2010, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 11.41 billion yen as of March 31, 2010) and for 9 other accounts (with total assets of 45.01 billion yen as of March 31, 2010). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of February 28, 2010, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date: May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date: May 7, 2010